UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Silicon Valley Bank Receivership

On March 10, 2023, Astra Space, Inc. (the “Company”) learned that Silicon Valley Bank, Santa Clara, California, (“SVB”) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver.

On March 12, 2023, the Secretary of the Treasury, the chair of the Federal Reserve Board and the chairman of the FDIC released a joint statement related to the FDIC’s resolution of the SVB receivership (the “Statement”). The Statement provides that “[d]epositors will have access to all of their money starting Monday, March 13.” A copy of the Statement is available at https://home.treasury.gov/news/press-releases/jy1337.

As of March 10, 2023, the Company’s cash is held on deposit with SVB. The cash represents approximately 15% of the Company’s current cash, cash equivalents and marketable securities, which the Statement said the Company will have access to starting on Monday, March 13, 2023. The Company’s cash equivalents and marketable securities are held in securities accounts with an affiliate of SVB. In addition, SVB has issued letters of credit on behalf of the Company related to security deposits of the Company for the lease of its Skyhawk and Sunnyvale facilities. At the time this Current Report was issued, the Company does not know if and to what extent the closure of SVB will affect the Company’s ability to access its cash, and to access and sell its cash equivalents and marketable securities or impact the letters of credit securing the Company’s security deposit obligations to its primary landlords. The Company is working expeditiously to open deposit accounts with new banking partners to diversify its banking relationships.

Risk Factors

This Current Report on Form 8-K (this “Current Report”) supplements the risk factors set forth in Part I, Item 1A. of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Report on Form 10-Q for the period ended June 30, 2022, and its Quarterly Report on Form 10-Q for the period ended September 30, 2022, each as filed with the Securities and Exchange Commission (the “SEC”), with the following risk factor, which updates, and should be read in conjunction with, the risk factors set forth therein.

Specifically, as disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, conditions existed that raised substantial doubt about the Company’s ability to continue as a going concern for a period of at least one year from November 9, 2022, the date of issuance of that Quarterly Report. As a result of those conditions, which continue to exist as of the date of this Current Report, and the availability of the Company’s cash equivalents and marketable securities held with an affiliate of SVB and ease in which they can be sold and access to additional capital, there continues to be substantial doubt that the Company will have sufficient liquidity to fund its business operations in the next twelve months. Please see the risk factor below for more information about the risks and uncertainties related to the Company’s business as a result of the SVB closure.

Failure to timely access the Company’s cash on deposit with SVB and ability to access its cash equivalents and marketable securities may result in a material adverse effect on the Company, including the scaling back of the Company’s operations and production plans.

On March 10, 2023, the Company became aware that SVB was closed by the California Department of Financial Protection and Innovation, which appointed the FDIC as receiver. As of March 10, 2023, the Company’s cash is held on deposit with SVB. The cash represents approximately 15% of the Company’s current cash, cash equivalents and marketable securities. The Company’s cash equivalents and marketable securities are held in securities accounts with an affiliate of SVB. While the Company expects to have access to the cash on deposit with SVB on March 13, 2023 based on a joint statement issued by the Department of Treasury, Federal Reserve Board and FDIC, and such funds are sufficient to meet the Company’s near term payment obligations, there remains some uncertainty as to if and how the closure of SVB and the receivership will affect the Company’s ability to access its cash, and to access and sell its cash equivalents and marketable securities. If the Company is unable to access its capital in the short term, there will be material adverse impacts on its business operations as the Company will be unable to fund working capital, its payment obligations or other cash requirements. In this event, if it is unable to quickly access additional capital, the Company may be required to scale back its business operations to manage its cash flow needs. Any reduction in the Company’s business operations is likely to affect the Company’s ability to meet its production deadlines for the Astra Spacecraft Engine™ and the launch targets for Rocket 4, and such delays could expose the Company to late fees, interest, penalties, fines or termination rights to its customers, suppliers, regulators and employees. SVB has also issued letters of credit related to security deposits for the Company’s Skyhawk and Sunnyvale facilities, which could result in events of default under the Company’s lease agreements if the landlords require the Company to replace the letters of credit and the Company is unable to timely do so. As a result of the uncertainty related to the closure of SVB and the timing of the Company’s access to its cash equivalents and marketable securities, the Company’s business operations may be materially affected.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms and other similar expressions that predict or indicate future events or trends or that are not statements of present or historical matters. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and are not predictions of actual outcomes. Actual events and circumstances are impossible to predict and are beyond the control of the Company. With respect to the matters addressed in this Current Report, no assurances can be made regarding the Company’s ability to access its cash, cash equivalents and marketable securities held at SVB. If the Company is delayed or unsuccessful in accessing its funds held at SVB, it could have a material adverse effect on the Company.

The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional risks and uncertainties that could affect the Company and its financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2022, which is available on the Company’s website at https://investor.astra.com/financial-and-filings/sec-filings and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that the Company makes with the SEC from time to time. All forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2023	Astra Space, Inc.

	By:	/s/ Axel Martinez
	Name:	Axel Martinez
	Title:	Chief Financial Officer